UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Q2 HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13785 Research Blvd., Suite 150
Austin, Texas 78750
(Address of principal executive offices, including zip code)

(512) 275-0072
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Q2 Holdings, Inc. (the "Company") held its 2017 annual meeting of stockholders on June 8, 2017. Holders of an aggregate of 40,942,827 shares of the Company’s common stock at the close of business on April 25, 2017 were entitled to vote at the meeting, of which 39,826,273, or 97.3%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes are as follows:

Proposal 1: Election of Class III Directors to hold office for three-year terms or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-votes
R. Lynn Atchison	37,078,921	299,503	2,447,849
Charles T. Doyle	32,116,967	5,261,457	2,447,849
Carl James Schaper	30,929,714	6,448,710	2,447,849

Based on the votes set forth above, all of the director nominees were duly elected.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstaining
39,580,294	103,061	142,918

Based on the votes set forth above, the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers..

For	Against	Abstaining	Broker Non-votes
37,074,536	159,632	144,256	2,447,849

Based on the votes set forth above, the stockholders approved on an advisory basis the compensation of the Company's named executive officers.

Proposal 4: Advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company's named executive officers.

Vote For 1 Year	Vote For 2 Years	Vote For 3 Years	Abstaining	Broker Non-votes
34,757,193	23,365	2,456,770	141,096	2,447,849

Based on the votes set forth above, the stockholders approved on an advisory basis the holding of annual advisory votes to approve the compensation of the Company's named executive officers.

The board of directors of the Company has reviewed and considered the results of the advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company's named executive officers as well as general market practices and determined that the Company will conduct future stockholder advisory votes to approve the compensation of the Company's named executive officers every year, so that the next such vote will be held at its fiscal year 2018 annual meeting of stockholders. This policy will remain in effect until the occurrence of the next advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company's named executive officers or until the board of directors determines that a different frequency for such advisory vote is in the best interest of the Company's stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

Date: June 9, 2017	By:	/s/ Jennifer N. Harris
Jennifer N. Harris
Chief Financial Officer